UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

PGIM PRIVATE CREDIT FUND

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01582	88-1771414
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Broad Street
Newark, New Jersey		07102-4410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 973 802-5032

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 24, 2025, PGIM, Inc. (the “Subadviser” or “PGIM”) and Deerpath Capital Management, LP ("Deerpath") entered into a sub-subadvisory agreement (the “Sub-Subadvisory Agreement”). The Sub-Subadvisory Agreement provides that subject to the supervision of PGIM, PGIM investments LLC (the "Manager") and the Board of Trustees (the "Board") of PGIM Private Credit Fund (the "Fund"), Deerpath is responsible for managing the investment operations of a portion of the direct lending assets of the Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund, as reflected in its current prospectus, and as may be adopted from time to time by the Board. In accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), Deerpath will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

PGIM pays a portion of the management fee and incentive fee it receives from the Manager to Deerpath. No fees are paid by the Fund directly to Deerpath.

The Sub-Subadvisory Agreement provides that Deerpath will not be liable to the Manager or the Fund except for any: (i) acts or omissions constituting criminal conduct, fraud, negligence or willful misconduct in respect of the obligations of the Sub-Subadvisory Agreement, (ii) material breach by Deerpath of the covenants and agreements of Deerpath contained in the Sub-Subadvisory Agreement, or (iii) losses attributable to any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact in Fund documents attributable to Deerpath.

At a meeting held on March 27, 2025, the Board, including a majority of the Trustees who are not parties to the Sub-Subadvisory Agreement, and who are not “interested persons” of those parties (the “Independent Trustees”), as defined in Section 2(a)(19) of the 1940 Act, approved the Sub-Subadvisory Agreement. On April 1, 2025, the Fund received a written consent from the holders of a majority of the Fund’s outstanding shares of beneficial interest (“Shares”) that approved the Sub-Subadvisory Agreement. The Sub-Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the Sub-Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, (ii) the Sub-Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Subadvisory Agreement relating to the Fund, and (iii) the Sub-Subadvisory Agreement may be terminated at any time by Deerpath, or by PGIM on not more than 60 days’, nor less than 30 days’, written notice to the other party to the Sub-Subadvisory Agreement.

The foregoing description is qualified in its entirety by reference to a copy of the Sub-Subadvisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

April 2025 Distributions

On April 28, 2025, the Fund declared regular and variable distributions for Class S shares, Class D shares and Class I shares of the Shares in the amounts per share set forth below:

	Regular Distribution	Variable Distribution	Total Distribution
Class S Common Shares	$0.22177	$0.03632	$0.25809
Class D Common Shares	$0.23485	$0.03595	$0.27080
Class I Common Shares	$0.24000	$0.03607	$0.27607

Both the regular and variable distributions for the Shares are payable to shareholders of record as of the open of business on April 30, 2025 and will be paid on or about May 29, 2025.

These distributions will be paid in cash or reinvested in shares of the Fund’s Shares for shareholders participating in the Fund’s distribution reinvestment plan (“DRIP”).

Item 8.01 Other Events.

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of March 31, 2025, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of March 31, 2025
Class S Common Shares	$25.43
Class D Common Shares	$25.42
Class I Common Shares	$24.95

As of March 31, 2025, the Fund’s aggregate NAV was $146.1 million, the fair value of its investment portfolio was $226.8 million, and it had $96.6 million of debt outstanding (at principal).

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $2.5 billion in Shares (the “Offering”). Additionally, the Fund has sold shares that are exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder (the “Private Offering”). The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing, reflective of transfers between share classes. The table below does not include Shares sold through the Fund’s DRIP. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class S Common Shares	—	$—
Class D Common Shares	—	$—
Class I Common Shares	1,049,769	$26,171,600
Private Offering:
Class S Common Shares	382	$10,000
Class D Common Shares	382	$10,000
Class I Common Shares	4,285,940	$109,102,500
Total Offering and Private Offering *	5,336,473	$135,294,100

*	Amounts may not sum due to rounding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Sub-Subadvisory Agreement between PGIM, Inc. and Deerpath Capital Management,LP, dated April 24, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGIM PRIVATE CREDIT FUND

Date:	April 30, 2025	By:	/s/ Elyse M. McLaughlin
		Name: Title:	Elyse M. McLaughlin Treasurer and Principal Accounting Officer